UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-5 Mortgage Pass-Through Certificates, Series 2002-5)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-04                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-5 Mortgage Pass-through Certificates, Series 2002-5 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-5
Mortgage Pass-Through Certificates, Series 2002-5
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 27, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002




                                            GSR MORTGAGE LOAN TRUST 2002-5
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                  December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A     169,800,000.00             0.00            0.00           0.00            0.00      0.00        0.00                0.00
A1B     143,500,000.00    99,505,372.74   57,259,449.51     298,930.72   57,558,380.23      0.00        0.00       42,245,923.23
A1C     261,513,000.00   261,513,000.00            0.00   1,192,499.28    1,192,499.28      0.00        0.00      261,513,000.00
A2      173,361,000.00   129,635,349.17    4,455,385.33     578,821.83    5,034,207.16      0.00        0.00      125,179,963.84
B1        5,344,000.00     5,313,270.25        6,366.41      24,349.80       30,716.21      0.00        0.00        5,306,903.84
B2        3,817,000.00     3,795,051.00        4,547.26      18,179.53       22,726.79      0.00        0.00        3,790,503.74
B3        2,290,000.00     2,276,831.75        2,728.12      12,138.15       14,866.27      0.00        0.00        2,274,103.63
B4        1,145,000.00     1,138,415.88        1,364.06       6,767.31        8,131.37      0.00        0.00        1,137,051.82
B5          764,000.00       759,606.74          910.17       4,515.48        5,425.65      0.00        0.00          758,696.57
B6        1,909,990.00     1,899,014.65        2,275.42      11,288.68       13,564.10      0.00        0.00        1,896,739.23
R1              100.00             0.00            0.00           0.00            0.00      0.00        0.00                0.00
R2              100.00             0.00            0.00           0.00            0.00      0.00        0.00                0.00
R3              100.00             0.00            0.00           0.00            0.00      0.00        0.00                0.00
TOTALS  763,444,290.00   505,835,912.18   61,733,026.28   2,147,490.78   63,880,517.06      0.00        0.00      444,102,885.90

X1      574,813,300.00   361,018,372.74            0.00     606,917.34      606,917.34         0.00        0.00   303,758,923.23
X2      173,361,000.00   129,635,349.17            0.00     264,030.75      264,030.75         0.00        0.00   125,179,963.84
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A     36229REK1          0.00000000     0.00000000    0.00000000     0.00000000     0.00000000         A1A       2.661000 %
A1B     36229REL9        693.41723164   399.02055408    2.08314091   401.10369498   294.39667756         A1B       3.605000 %
A1C     36229REM7      1,000.00000000     0.00000000    4.56000000     4.56000000 1,000.00000000         A1C       5.472000 %
A2      36229REN5        747.77688852    25.70004401    3.33882378    29.03886780   722.07684450         A2        5.358000 %
B1      36229RER6        994.24967253     1.19131924    4.55647455     5.74779379   993.05835329         B1        5.499392 %
B2      36229RES4        994.24967252     1.19131779    4.76277967     5.95409746   993.05835473         B2        5.748392 %
B3      36229RET2        994.24967249     1.19131878    5.30050218     6.49182096   993.05835371         B3        6.397392 %
B4      36229REU9        994.24967686     1.19131878    5.91031441     7.10163319   993.05835808         B4        7.133392 %
B5      36229REV7        994.24965969     1.19132199    5.91031414     7.10163613   993.05833770         B5        7.133392 %
B6      36229REW5        994.25371337     1.19132561    5.91033461     7.10166022   993.06238776         B6        7.133392 %
R1      36229REX3          0.00000000     0.00000000    0.00000000     0.00000000     0.00000000         R1        6.931512 %
R2      36229REY1          0.00000000     0.00000000    0.00000000     0.00000000     0.00000000         R2        6.931512 %
R3      36229REZ8          0.00000000     0.00000000    0.00000000     0.00000000     0.00000000         R3        6.931512 %
TOTALS                   662.57082384    80.86120636    2.81289782    83.67410418   581.70961748

X1      36229REP0        628.06196854     0.00000000    1.05585125     1.05585125   528.44797299         X1        2.017351 %
X2      36229REQ8        747.77688852     0.00000000    1.52301123     1.52301123   722.07684450         X2        2.444062 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------



Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                               315,405,903.90
                                        Pool 2 Mortgage Loans                                               128,696,982.01
Sec. 4.01(c)    Available Distribution                                                                       64,751,465.15
                                        Principal Distribution Amount                                           603,223.58
                                        Principal Prepayment Amount                                          61,129,802.69

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a                                                                     0.00
                                        Class A1b                                                            56,811,700.03
                                        Class A1c                                                                     0.00
                                        Class A2                                                              4,318,102.66
                                        Class B1                                                                      0.00
                                        Class B2                                                                      0.00
                                        Class B3                                                                      0.00
                                        Class B4                                                                      0.00
                                        Class B5                                                                      0.00
                                        Class B6                                                                      0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                      0.00
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                298,930.72
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month              1,192,499.28
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                578,821.83
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                606,917.34
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                264,030.75
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                 24,349.80
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                 18,179.53
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                 12,138.15
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                  6,767.31
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                  4,515.48
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                 11,288.68
                                                              Accrued and Paid from Prior Months                      0.00
Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                       105,382.48
                                        Trustee Fee Paid                                                          3,161.47

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                   3,268.99
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                           6,537.88

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                           888
                                        Balance of Outstanding Mortgage Loans                               444,102,885.91

Sec. 4.01(l)                             Number and Balance of Delinquent Loans
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      1               273,359.01                  0.06 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                          Total                          1               273,359.01                  0.06 %


Sec. 4.01(l)                             Number and Balance of REO Loans
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(l)                             Number and Balance of Loans in Bankruptcy
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(m)                             Number and Balance of Loans in Foreclosure
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                     603,223.58
                                                              Payoffs                                              60,807,056.70
                                                              Prepayments                                             322,745.99
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Realized Losses                                               0.00

                                                              Realized Losses Group 1                                       0.00
                                                              Realized Losses Group 2                                       0.00
                                                              Realized Gains                                                0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                      0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1a                                                     0.00
                                                              Class A1b                                                     0.00
                                                              Class A1c                                                     0.00
                                                              Class A2                                                      0.00
                                                              Class X1                                                      0.00
                                                              Class X2                                                      0.00
                                                              Class B1                                                      0.00
                                                              Class B2                                                      0.00
                                                              Class B3                                                      0.00
                                                              Class B4                                                      0.00
                                                              Class B5                                                      0.00
                                                              Class B6                                                      0.00
Sec. 4.01(s) Group I
                                        Senior Percentage                                                            96.870000 %
                                        Senior Prepayment Percentage                                                100.000000 %
                                        Subordinate Percentage                                                        3.130000 %
                                        Subordinate Prepayment Percentage                                             0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                            97.360000 %
                                        Senior Prepayment Percentage                                                100.000000 %
                                        Subordinate Percentage                                                        2.640000 %
                                        Subordinate Prepayment Percentage                                             0.000000 %

Aggregate
                                        Scheduled Principal                                                           603,223.58
                                        Unscheduled Principal                                                      61,129,802.69
                                        Beginning Balance                                                         505,835,912.18
                                        Ending Balance                                                            444,102,885.91
                                        Net Wac                                                                          7.16067
                                        Weighted Averge Maturity                                                          320.00
Groups
                                        Net Wac Group 1                                                                  6.93151
                                        Net Wac Group 2                                                                  7.80206

                                        Wam Group 1                                                                       316.00
                                        Wam Group 2                                                                       329.00



                         Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

